THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H

American Legacy® Series

Supplement dated May 5, 2014 to the Prospectus dated May 1, 2014

This Supplement clarifies certain information that was stated incorrectly in your May 1, 2014 American Legacy® Series variable annuity prospectus.

Distribution of the Contracts – Compensation paid to LFN. The final sentence of the first paragraph of this section should read as follows: Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves.

Distribution of the Contracts – Compensation paid to Unaffiliated Selling Firms. The fourth sentence of this first paragraph of this section should read as follows: Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves.

Please retain this Supplement for future reference.